U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 1, 2006


                             Tilden Associates, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-1027484                              11-3343019
       ---------------------             ---------------------------------
       (Commission File No.)             (IRS Employer Identification No.)


                             300 Hempstead Turnpike
                                    Suite 110
                            West Hempstead, NY 11552
                                 (516) 746-7911
        ----------------------------------------------------------------
        (Address and telephone number of principal executive offices and place of business)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Account

            (a) On March 1, 2006, the Registrant notified its Independent Auditor, Goldstein & Ganz, CPA's, P.C, 98 CUTTERMILL ROAD, GREAT NECK, NEW YORK 11021, (516) 487-0110, that it was being replaced as the Independent Auditor of the Registrant, by Aaron Stein, C.P.A. This action was previously approved by the Board of Directors March 1, 2006.

On March 1, 2006, the management of the Registrant engaged Aaron Stein, C.P.A., located at PO Box 406, 981 Allen Lane, Woodmere, NY 11598, 516-569-0520, as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2005. The decision to retain Aaron Stein, C.P.A. was approved by the Registrant's Board of Directors.

During the period of their engagement through March 1, 2006, there were no disagreements between Goldstein & Ganz, CPA's, P.C, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein & Ganz, CPA's, P.C, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, other than the fee dispute that has arisen between the parties.

The Registrant has furnished Goldstein & Ganz, CPA's, P.C with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K by amendment.

            (b) Effective March 1, 2006, Aaron Stein, C.P.A., has been retained as independent auditor of Tilden Associates, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2005. Prior to the engagement, Registrant did not consult with Aaron Stein, C.P.A. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Aaron Stein, C.P.A., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.


Section 8 - Other Events

Item 8.01   Other Events.

On January 23, 2006, the Registrant entered into a Letter of Intent with Global Cornerstone Group, Inc. ("Global"), of Hauppauge, New York, whereby Registrant will acquire 100% of the issued and outstanding shares of common stock of Global, for approximately 95% of the issued and outstanding shares of Registrant at the time of the transaction.

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

The Letter of Intent was amended on March 24, 2006, as annexed hereto, that the transaction was to close no later than March 30, 2006.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits.

                  16. Letter from Goldstein & Ganz, CPA's, P.C, to the Commission, concerning change in certifying accountant - TO BE FILED BY AMENDMENT

                  99.1     Amendment to Letter of Intent, dated March 24, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 2006

                                       Tilden Associates, Inc.


                                       By: /s/ ROBERT BASKIND
                                           -------------------------------------
                                           Robert Baskind, President


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